Exhibit 99.4
BSABS TRUST 2004-1
Aggregate Statement of Principal and Interest Distributions to
Certificateholders
for January 1, 2004 to December 31, 2004
Ending Principal
Class
Principal
Interest
Balance
R-I
50.00
0.00
0.00
R-II
50.00
0.00
0.00
A-1
68,376,696.08
1,530,967.40
89,839,303.92
A-2
0.00
461,769.62
30,761,000.00
A-IO
0.00
856,387.53
22,837,000.00
B-1
0.00
88,462.06
2,826,000.00
B-2
0.00
93,525.86
2,313,000.00
B-IO Notional
888.87
1,403,727.08
167,417,422.81
M-1
0.00
282,498.16
17,699,000.00
M-2
0.00
265,829.97
11,990,000.00
M-3
0.00
131,282.85
4,567,000.00
R-III
50.00
0.00
0.00